Exhibit 10.9(i)
                                                                ---------------








-----------------------------------------------------------------------------






                     ASSIGNMENT OF POWER PURCHASE CONTRACTS
                     --------------------------------------

                                 By and Between

                                     "ZOND"

                               ZOND SYSTEMS, INC.
                            a California corporation

                                      and

                               "THE PARTNERSHIP"


                  ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-B,
                        a California Limited Partnership

                                     as of

                               September 9, 1985





------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------


Section                            Heading                                  Page
-------                            -------                                  ----

1       ASSIGNMENT                                                            1

2       ACCEPTANCE                                                            1

3       TERM

4.      REPRESENTATIONS AND AGREEMENTS OF ZOND                                2
4.1       Form and Status of Agreement . . . .                                2
4.2       Enforcement  . . . . . . . . . . . .                                2
4.3       Additional Agreements. . . . . . . .                                2
4.4       Encumbrances . . . . . . . . . . . .                                2

5       RIGHT TO CURE                                                         3

6       APPOINTED REPRESENTATIVE                                              3

        AMENDMENT OF POWER AGREEMENTS                                         3

8.      MISCELLANEOUS PROVISIONS. .                                           3
8.1       Notices . . . . . . . . . . .                                       3
8.2       Waiver. . . . . . . . . . . .                                       4
8.3       Assignment. . . . . . . . . .                                       4
8.4       Successors and Assigns. . . .                                       4
8.5       Further Assurances. . . . . .                                       4
8.6       Construction of Assignment. .                                       4
8.7       Attorneys' Fees . . . . . . .                                       5
8.8       Counterparts. . . . . . . . .                                       5
8.9       Effective Date. . . . . . . .                                       5
8.10      Entire Assignment . . . . . .                                       5
Exhibit A - Power Agreements

                     ASSIGNMENT OF POWER PURCHASE CONTRACTS
                     --------------------------------------

     THIS ASSIGNMENT OF POWER PURCHASE CONTRACTS ("Assignment") is entered into as of September 9, 1985 by and between ZOND SYSTEMS, INC., a California corporation ("Zond"), and ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-B, a California, Limited Partnership (the "Partnership").

                                    RECITALS
                                    --------

     A. On June 22, 1984 Zond entered into the Power Purchase Contracts with Southern California Edison Company which are listed on the attached Exhibit A and incorporated herein by this reference (individually a "Power
---------
Agreement" and collectively the "Power Agreements").

     B. Zond now desires to make an assignment of the Power Agreements to the Partnership to allow the Partnership to sell to Southern California Edison Company all electricity generated by those Turbines purchased from Zond Construction Corporation III, a California corporation ("ZCC 111").

     NOW, THEREFORE, in consideration of the Partnership's acceptance of this Assignment and the covnenants set forth in the Windsystem Management Agreement between Zond and the Partnership, the parties hereto agree as follows:

1    ASSIGNMENT
     ----------

     Zond hereby assigns to the Partnership the Power Agreements described on the attached Exhibit A. This Assignment is made expressly subject to the prior
             ---------
security interest of Scandinavian Bank Limited, Western America International Branch ("SBL") in the Power Agreements. Notwithstanding the foregoing, nothing contained in this Assignment shall relieve Zond from performing any covenant, agreement or obligation on the part of Zond to be performed or from observing any condition on the part of Zond to be observed under or in respect to the Power Agreements or from any liability thereunder.

2    ACCEPTANCE
     ----------

     The Partnership hereby accepts the assignment as set forth in Section 1, subject to the existing collateral security interests of SBL and to the terms and conditions of this Assignment and agrees to be bound by, and comply with, all of the terms and conditions of the Power Agreements to the extent applicable to it as assignee of the Power Agreements under this Assignment.

3.   TERM
     ----

     This Assignment shall run from the Effective Date specified below until the earlier to occur of December 31, 2005 and the termination of the Wind Park Easement Agreement dated as of September 9, 1985 between the Partnership and ZCC III. At that time, all rights in and to the Power Agreements shall revert to Zond or its successors and assigns.

4    REPRESENTATIONS AND AGREEMENTS OF ZOND
     --------------------------------------

     Zond hereby represents and warrants to the Partnership as follows:

     4.1 Form and Status of Agreement
         ---------------------------

         Zond has previously delivered to the Partnership copies of the Power Agreements. Such copies are true, correct and complete copies of the Power Agreements which are in full force and effect without modification or amendment of any kind and with no default existing thereunder.

     4.2 Enforcement
         -----------

         Each of the Power Agreements constitutes a valid, legal and binding obligation between Zond and Southern California Edison Company and the Partnership is entitled to the benefits under this Assignment and each of the Power Agreements is enforceable in accordance with its terms.

     4.3 Additional Agreements
         ---------------------

         Zond shall, except with the prior written consent of the Partnership,
(1) observe and perform all of its obligations under the Power Agreements, including the payment of all interconnection costs and the provision of all required insurance, and cause the Power Agreements to be maintained in full force and effect; (2) not cancel or terminate or consent to the cancellation or termination of the Power Agreements; (3) not amend, modify or otherwise effect a change in the Power Agreements or consent to any amendment, modification or change; (4) not consent to any discount of amounts payable under the Power Agreements; and (5) not consent, waive or approve any act which would have the effect of impairing the value of this Assignment to the Partnership or otherwise impair the position of the Partnership.

     4.4 Encumbrances
         ------------

         Zond agrees that it shall not, except with the prior written consent of the Partnership, sell, pledge, mortgage, assign or otherwise dispose of, or create,or suffer to be created any levies, liens or encumbrances on, its interest in and to the

Power Agreements if such action would have the effect of impairing the value of this Assignment to the Partnership or otherwise impair the position of the Partnership. Notwithstanding the foregoing, the Partnership acknowledges that Zond has previously granted a security interest in the Power Agreements to SBL, which security interest presently encumbers the Power Agreements. Zond agrees to secure a release from SBL of SBL's security interest in the Power Agreements prior to the purchase by the Partnership of any wind turbine generators from Zond Construction Corporation III, a wholly owned subsidiary of Zond.

5    RIGHT TO CURE
     -------------

     Zond agrees to furnish to the Partnership duplicates or copies of all notices, requests and demands sent to, or received from Southern California Edison Company and its operating representative under or relating to the Power Agreements. Zond further agrees to notify the Partnership as soon as possible after Zond becomes aware of any event or threatened event which reasonably could be expected to interfere with the Partnership's rights under this Assignment. Should the Partnership receive any such notices from Zond or should the Partnership, otherwise become aware of any such event or threatened event, the Partnership shall be entitled to perform such acts and to make such payments, after giving Zond ten (10) days' prior written notice of its intention to do so, as may be necessary or appropriate to preserve the rights of the Partnership under this Assignment. In the event that the Partnership makes any such payments, Zond immediately shall repay the amount thereof, together with interest thereon at the maximum rate allowed under California law from the date of payment to the date of repayment. In the event that Zond does not comply with, or only partially complies with, its repayment obligation in the preceding sentence, the Partnership shall be entitled to offset those amounts which Zond is to repay the Partnership against any other amounts owing Zond by the Partnership.

6.   APPOINTED REPRESENTATIVE
     ------------------------

     The Partnership hereby agrees that its managing agent shall be Zond pursuant to the Windsystem Manageiment Agreement between the parties. The Partnership further agrees that it will not replace Zond as its managing agent without the prior approval of SCE given in accordance with the provisions of
Section 4.1.1 of the Power Agreements.

7    AMENDMENT OF POWER AGREEMENTS
     -----------------------------

     The Partnership hereby agrees to cooperate with Zond in Zond's efforts to enter into an agreement with SCE to amend one or more of the Power Agreements in order to reduce the aggregate capacity covered by the Power Agreements to a level equal to the aggregate rated capacity of the Partnership's Turbines (as defined in the Confidential Private Placement Memorandum of the Partnership dated September 9,
1985).

8    MISCELLANEOUS PROVISIONS
     ------------------------

           Notices
           -------

           Any notice required or permitted to be given pursuant to this Assignment shall be conclusively deemed to have been received by a party on the day it is personally delivered to such party or, if sent by registered or certified mail or by telegram, telex or telefax, on the third business day after the day on which sent, addressed to such party at its address set forth on the signature page of this Assignment or at such other address as such party may designate by written notice given in accordance with this Section.

           Waiver
           ------

           No waiver of any right under this Assignment shall be effective for any purpose unless in writing, signed by the party hereto possessing the right, nor shall any such waiver be construed to be a waiver of any subsequent, right, term or provision of this Assignment.


           Assignment
           ----------

           Neither Zond nor the Partnership may assign its rights or duties under this Assignment without the prior written consent of the other. Any assignment which is made without such consent shall be null and void. However, the parties hereby acknowledge and agree that the Partnership may collaterally assign all or any portion of its rights hereunder to lenders to secure loans made to the Partnership.

           Successors and Assigns
           ----------------------

           All of the terms and provisions of this Assignment shall be binding upon and shall inure to the benefit of and be enforceable by the successors and permitted assigns of the parties hereto.

           Further Assurances
           ------------------

           Zond and the Partnership agree to perform all such acts (including without limitation executing and delivering instruments and documents) as reasonably may be necessary to fully effectuate the intent and each and all of the purposes of this Assignment. Zond further agrees to cooperate with any lenders to the Partnership and to provide such information and to take such actions as such lenders may reasonably request in connection with this Assignment and the Power Agreements.

           Construction of Assignment
           --------------------------

           8.6.1 Governing Law. The terms and provisions of this Assignment
                 -------------
shall be construed in accordance with the laws of the State of California.

           8.6.2 Interpretation. Zond and the Partnership agree that the terms
                 --------------
and provisions of this Assignment embody their mutual intent and that such terms and conditions are not to be construed more liberally in favor of, nor more strictly against, Zond or the Partnership.

           8.6.3 Partial Invalidity.  If any term or provision of this
                 ------------------
Assignment, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Assignment or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each remaining term and provision of this Assignment shall be valid and enforceable to the fullest extent permitted by law.


           8.6.4 Headings and References. The headings contained in this
                 -----------------------
Assignment are for purposes of reference and convenience only and shall not limit or otherwise affect in any way the meaning of this Assignment. Unless otherwise indicated, all references to Sections are to Sections in this Assignment.


           Attorneys' Fees
           ---------------

           If either the Partnership or Zond brings any action or proceeding for the enforcement, protection or establishment of any right or remedy under this Assignment or for the interpretation of this Assignment, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs in connection with such action or proceeding.

           Counterparts
           ------------

           This Assignment may be executed and recorded in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

           Effective Date
           --------------

           The Effective Date of this Assignment is September 9, 1985

           8.10 Entire Assignment
                -----------------

               The provisions of this Assignment constitute the entire understanding and agreement between Zond and the Partnership regarding the Power Agreements and may not be altered or amended except by an instrument in writing signed by Zond and the Partnership. Zond and the Partnership each acknowledge and agree that no representation, warranty or inducement has been made to it regarding the Power Agreements which is not expressly set forth in this Assignment.

                        Signatures on following page

     IN WITNESS WHEREOF, Zond and the Partnership have executed this Assignment as set forth below.

                                 "ZOND"
                                 ----

                                 ZOND SYSTEMS, INC., a California
                                 corporation
                                 112 South Curry Street
                                 Tehachapi, California 93561


Dated: September 11, 1985        By /s/ Craig A. Anderson
       ------------------           ------------------------------
                                    Craig A. Anderson,
                                    Senior Vice President
                                    General Counsel


                                 "PARTNERSHIP"
                                  -----------

                                 ZOND WINDSYSTEM
                                 PARTNERS, LTD. SERIES 85-B,
                                 a California Limited Partnership
                                 112 South Curry Street
                                 Tehachapi, California 93561

                                 By its authorized General
                                 Partner:


                                   ZOND WINDSYSTEMS MANAGEMENT
                                   CORPORATION IV, a California
                                   corporation




Dated: September 11, 1985        By /s/ Craig A. Anderson
       ------------------           ------------------------------
                                    Craig A. Anderson,
                                    Senior Vice President
                                    General Counsel


Southern California Edison Company hereby consents to the foregoing Assignment of Power Purchase Contracts.

                                  SOUTHERN CALIFORNIA EDISON COMPANY,
                                  A CALIFORNIA PUBLIC UTILITY



Dated:    9/20/85                 By     /s/ Edward A. Myers, Jr.
       --------------------           ------------------------------------

                                  Its        Vice President
                                      ------------------------------------

                                POWER AGREEMENTS
                                ----------------

     1. Power Purchase Contract dated June 22, 1984 between Southern California Edison Company and Zond Systems, Inc. designated as Monolith II.
























                                  Exhibit A
                           to Series B Assignment of
                          Power Purchase Contracts

                                    GUARANTY
                                    --------

     Zond Systems, Inc. hereby guarantees the full performance of Zond Windsystem Partners, Ltd. Series 85-B, a California limited partnership (the "Partnership"), under the following agreement assigned to the Partnership under the Assignment of Power Purchase Contracts to which this Guaranty is attached:

     1. Power Purchase Contract dated June 22, 1984 between Southern California Edison Company and Zond Systems, Inc. designated as Monolith II.

                                             ZOND SYSTEMS, INC.,
                                             a California corporation


Dated: September 11, 1985        By /s/ Craig A. Anderson
       ------------------           ------------------------------
            Date                    Craig A. Anderson,
                                    Senior Vice President
                                      General Counsel